UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

DICE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40794	47-2286244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Jamie Court, Suite 300
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 566-1420

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	DICE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, on June 7, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of DICE Therapeutics, Inc. (the “Company”), the Company’s stockholders approved an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to permit the exculpation of the Company’s officers from liability in certain circumstances. On June 7, 2023, the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation.

A description of the Amended and Restated Certificate of Incorporation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023 in the section entitled “Proposal No. 3 – Approval of an Amended and Restated Certificate of Incorporation to Permit the Exculpation of Officers,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

Proposal No. 1 – Election of Class II Directors

The Company’s stockholders elected the two Class II director nominees to the Company’s Board of Directors for a term of three years expiring with respect to each director at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal, with the votes cast as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jim Scopa	32,540,055	9,054,159	3,655,517
Jake Simson, Ph.D.	32,596,683	8,997,531	3,655,517

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, with the votes cast as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
45,245,715	3,113	903	—

Proposal No. 3 – Approval of an Amended and Restated Certificate of Incorporation to permit the Exculpation of Officers

The Company’s stockholders approved the Amended and Restated Certificate of Incorporation to permit the exculpation of officers in certain circumstances, with the votes cast as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
40,311,115	1,282,156	943	3,655,517

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE THERAPEUTICS, INC.

Date:	June 7, 2023	By:	/s/ Scott Robertson
Scott Robertson Chief Business and Financial Officer